Table of Contents
USAA Family of Funds                          1
Message from the President                    2
Investment Review                             4
Message from the Managers                     5
Financial Information:
     Distributions to Shareholders            8
     Independent Auditors' Report             9
     Statement of Assets and Liabilities     10
     Portfolio of Investments in Securities  11
     Notes to Portfolio of Investments       20
     Statement of Operations                 21
     Statements of Changes in Net Assets     22
     Notes to Financial Statements           23

                       Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.

                                               Average Annual Total Return**
     Investment                Inception                                       Since     7-Day    30-Day***
     Objective                  Date           1 yr     5 yrs    10 yrs      Inception   Simple     SEC
Capital Appreciation

Aggressive Growth              10/19/81        39.72    11.12    9.78           -          -         -
Emerging Markets                11/7/94          -         -       -           (.50 )      -         -
Gold                            8/15/84         6.88     4.66    2.86            -         -         -
Growth                           4/5/71        26.34    12.37   11.75            -         -         -
Growth & Income                  6/1/93        21.19       -       -           10.49       -         -
International                   7/11/88         4.23     7.89      -            9.33       -         -
World Growth                    10/1/92         7.88       -       -           11.71       -         -

Asset Allocation

Growth and Tax Strategy++       1/11/89        11.09     8.59      -            8.93       -       4.06
Cornerstone Strategy++          8/15/84         9.25     9.24   12.00            -         -         -

Income - Taxable

GNMA                             2/1/91        11.00       -       -            8.08       -       6.79
Income                           3/4/74        15.07    10.00   10.04            -         -       6.87
Income Stock                     5/4/87        19.52    12.26      -           11.44       -         -
Short-Term Bond                  6/1/93         8.40       -       -            4.83       -       6.77

Income - Tax Exempt

Long-Term                       3/19/82         7.28     7.66    8.60            -         -       5.79
Interediate-Term                3/19/82         7.60     7.71    7.82            -         -       5.22
Short-Term                      3/19/82         5.23     5.52    5.76            -         -       4.36
California Bond*                 8/1/89         8.96     7.66      -            7.23       -       5.79
Florida Tax-Free Income*        10/1/93         7.82       -       -             .09       -       5.71
New York Bond*                 10/15/90         7.36       -       -            8.65       -       5.60
Texas Tax-Free Income*           8/1/94           -        -       -            8.40       -       5.63
Virginia Bond*                 10/15/90         8.79       -       -            8.31       -       5.78

Money Market

Money Market                     2/2/81         5.33     4.76    6.06            -       5.75        -
Tax Exempt Money Market          2/6/84         3.34     3.57    4.45            -       3.82        -
Treasury Money Market Trust      2/1/91         5.06       -       -            4.01     5.69        -
California Money Market*         8/1/89         3.31     3.36      -            3.71     3.74        -
Florida Tax-Free Money Market*  10/1/93         3.23       -       -            2.72     3.74        -
New York Money Market*         10/15/90         3.15       -       -            2.98     3.69        -
Texas Tax-Free Money Market*     8/1/94           -        -       -            3.06     3.72        -
Virginia Money Market*         10/15/90         3.25       -       -            3.18     3.61        -

* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

***Calculated as prescribed by the Securities and Exchange Commission.

++Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.

                   Message from the President

                                " . . .  I did decide to practice one
                                thing I have preached for many years."

Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)

(A photo of Michael J.C. Roth, President and Vice Chairman of the Board appears here).


The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.



[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]



In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,


Michael Joseph Carl Roth
President and
Vice Chairman of the Board


(1 )An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2 )Past performance is no guarantee of future results.










Investment Review
Aggressive Growth Fund

OBJECTIVE: Appreciation of capital.

Types of investments: Common stock of companies with prospects of rapidly growing earnings.
   7/31/95
Net Assets                       $363.4 Million
Net Asset Value Per Share        $24.49

Average Annual Total Return as of 7/31/95
1 Year            49.98%
5 Years           14.75%
10 Years          10.92%



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/31/85 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: the Russell 2000 Index - $29,752 and the USAA Aggressive Growth Fund - $28,197.]


The Russell 2000((registered trademark)) Index is an unmanaged index which consists of the 2,000 smallest companies in the Russell 3000 ((registered trademark)) Index. Representing approximately 10% of the Russell 3000((registered trademark)) total market capitalization, it is a widely recognized small cap index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




Message from the Managers


(Photo of Eric Efron and John Cabell, Portfolio Managers, appear here)



Investment Philosophy
When we consider investments for the USAA Aggressive Growth Fund, we are quite sensitive to a company's ability to change. We believe that change is an inevitable and central fact of life, especially in the business world. In our opinion, those companies that accept and welcome change have a far better chance of thriving than those that deny it and stand in its way.

One only has to observe the rise to technological and market dominance of Microsoft and Intel, which have embraced change, and the near eclipse of IBM, which until recently has resisted it, to appreciate this point. We believe that smaller companies are best suited to initiate and deal with change. They tend to be more nimble, less bureaucratic, and less fixed in their ways.

We also observe that big companies are worth more in the market place than small ones. However, small companies that grow rapidly to become big ones tend to see their stock prices appreciate more rapidly. It is our goal to pursue superior returns by investing extensively in these rapid growth opportunities.


Fund Performance

This is our first "Message from the Managers" since we assumed management of the Fund on March 1, 1995. The Fund enjoyed very strong performance during the six months ended July 31, 1995, and we are very enthusiastic about the future. Total return for this six-month period was 36.89% versus 22.55% for the Russell 2000 - an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. It is a widely-recognized small cap index.

While the environment was favorable for equity investments in general during this period, it was particularly good for technology stocks and initial public offerings (IPOs). Because the Fund participates actively in both these areas, it was able to reap significant benefits.


Outlook

We have intensified our focus on smaller, rapidly growing companies that are likely to initiate, and/or benefit from, profound changes in our political, economic, and social environments over a prolonged period of time. Looking forward, we see several significant trends unfolding. These trends will continue to develop independently of economic cycles.

1) Deregulation of the telecommunications industry is likely to unleash a wave of increased competition, new services, infrastructure spending, and acquisitions.

2) Networks of inexpensive, easy-to-use personal computers will continue to supplant mainframes and other proprietary hardware in both commercial and industrial settings. Moreover, the personal computer will continue to become an essential consumer appliance in addition to its traditional role as a business tool.

3) The business world is becoming increasingly competitive. In order to survive, companies will have to become more productive and efficient. They will have to employ new structures, disciplines, and technologies in order to implement these necessary changes. In addition, companies will continue to consolidate through acquisitions in order to expand market share and gain efficiencies of scale.

4) Lifestyles will continue to change. People will continue to demand higher-quality, easier-to-use products and services to accommodate their increasingly hectic and complicated lives. The population will age, and crime will continue to be an intrusive issue.

To capitalize on these opportunities, the Fund has emphasized investments in healthcare, computer software, telecommunications, specialty retailers, consumer finance, and broadcasters. Outside of these clusters, we have diversified our investments over a broad range of industries.

In light of the fact that stocks in general, and the Fund in particular, have appreciated significantly in recent months, it is important to remember that equity markets can be very volatile. Recently, that volatility has been working in favor of the investor. But one only has to look at a chart to realize that stock prices, even for the most successful companies, do not move up in a straight line forever. Stocks can move down at any time for a good reason, or for no apparent reason. The Fund, in all likelihood, would not be immune to a correction in stock market prices.

We believe that each company in which the Fund has invested has the potential to become a significantly larger entity over the next three to five years. We are optimistic about this growth potential as we continue to pursue the Fund's objective of capital appreciation in the environment of changes that lie ahead.



Top 10 Equity Holdings
(% of Net Assets)

Charles Schwab              1.9
Amgen                       1.9
St. John Knits              1.8
HBO                         1.5
St. Jude Medical            1.5
Express Scripts "A"         1.4
Papa John's International   1.4
Just For Feet               1.4
Genzyme Corp.               1.4
Tommy Hilfiger              1.3

Percentages of the net assets in the portfolio of the investments referenced in the Message from the Managers are as follows: healthcare-related 23.4% (includes biotechnology, drugs, healthcare-HMO, healthcare-diversified, healthcare-misc, hospitals, medical products & supplies, and nursing care); computer software 15.2%; telecommunications 14.2% (includes communications-equipment mfg, telephones, and telecommunications); retailers-specialty 9.9%; finance-consumer 1.6%, and broadcasters 3.3%.

See page 11 for a complete listing of the Portfolio of Investments in Securities.




Distributions to Shareholders

USAA Aggressive Growth Fund completed its fiscal year on July 31, 1995. As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the following sets forth per share data concerning the portions of the dividend distributions which represent short-term and long-term capital gains for the year ended July 31, 1995.

The per share data on this schedule reflects distributions related to earnings for the fiscal year ended July 31, 1995, including any distributions subsequent to year end which relate to those earnings and any undistributed earnings from the previous fiscal year. Therefore, the per share data on this table may not agree with other disclosures concerning distributions which occurred during the fiscal year.

   Short-term capital gain -
        (treated as ordinary income)  $    .7952
   Long-term capital gain                  .6536
                                      ----------
   TOTAL DISTRIBUTIONS                $   1.4488
                                      ==========

Independent Auditors' Report

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Aggressive Growth Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the five-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Aggressive Growth Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the five-year period ended July 31, 1995, in conformity with generally accepted accounting principles.

                                 KPMG PEAT MARWICK LLP

San Antonio, Texas
September 5, 1995




Aggressive Growth Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1995

Assets
 Investments in securities, at market value
    (identified cost of $260,820)                                   $ 369,855
 Cash                                                                     467
 Receivables:
    Capital shares sold                                                   469
    Dividends                                                              23
    Securities sold                                                     2,054
                                                                    ---------
         Total assets                                                 372,868
                                                                    ---------
Liabilities
 Securities purchased                                                   7,139
 Capital shares redeemed                                                2,034
 USAA Investment Management Company                                       132
 USAA Transfer Agency Company                                              65
 Accounts payable and accrued expenses                                    108
                                                                    ---------
         Total liabilities                                              9,478
                                                                    ---------
              Net assets applicable to capital shares outstanding   $ 363,390
                                                                    =========
Represented by:
 Paid-in capital                                                    $ 241,709
 Accumulated net investment loss                                           (5)
 Accumulated net realized gain on investments                          12,651
 Net unrealized appreciation of investments                           109,035
                                                                    ---------
              Net assets applicable to capital shares outstanding   $ 363,390
                                                                    =========
 Capital shares outstanding                                            14,840
                                                                    =========
 Net asset value, redemption price, and offering price per share    $   24.49
                                                                    =========

See accompanying notes to financial statements.





Aggressive Growth Fund
Portfolio of Investments in Securities

July 31, 1995

                                                                       Market
  Number                                                               Value
 of Shares                              Security                       (000)
 ---------                              --------                       ------

                                    Common Stocks (96.2%)
               Air Freight (0.8%)
   50,000      Fritz Companies, Inc.*                              $   3,012
                                                                    ---------
               Airlines (1.3%)
  150,000      Valujet Airlines, Inc.*                                  4,631
                                                                    ---------
               Auto Parts (1.1%)
   40,000      Autoliv AB                                               2,477
   75,000      Special Devices, Inc.*                                   1,631
                                                                    ---------
                                                                        4,108
                                                                    ---------
               Biotechnology (4.4%)
   80,000      Amgen, Inc.*                                             6,810
  150,000      Centocor, Inc.*                                          1,913
  100,000      Genzyme Corp.*                                           4,925
  127,500      Techne Corp.*                                            2,223
                                                                    ---------
                                                                       15,871
                                                                    ---------

               Broadcasters (3.3%)
   40,000      American Radio Systems Corp.*                              930
  156,000      Century Communications Corp. "A"*                        1,384
   40,000      Clear Channel Communications, Inc.*                      2,675
  100,000      EchoStar Communications Corp.*                           1,525
  100,000      Evergreen Media Corp.*                                   3,300
   45,000      Sinclair Broadcast Group, Inc.*                          1,373
   30,700      Young Broadcasting, Inc.*                                  852
                                                                    ---------
                                                                       12,039
                                                                    ---------
               Brokerage Firms (1.9%)
  150,000      Charles Schwab Corp.                                     6,919
                                                                    ---------

               Communication - Equipment Manufacturers (10.3%)
   33,900      Act Networks, Inc.*                                        559
   50,000      ANTEC Corp.*                                               931
   75,000      Applied Digital Access, Inc.*                            1,275
   40,000      Ascend Communications, Inc.*                             2,900
   50,000      BroadBand Technologies, Inc.*                            1,275
   90,000      Cidco, Inc.*                                             3,015
   30,000      Cisco Systems, Inc.*                                     1,669
   40,000      DSC Communications Corp.*                                2,150
   65,000      Glenayre Technologies, Inc.*                             4,062
   90,000      Global Village Communication, Inc.*                      1,440
   90,000      Harmonic Lightwaves, Inc.*                               1,598
   72,100      Microcom, Inc.*                                          1,492
   90,000      P-Com, Inc.*                                             2,362
  100,000      Plaintree Systems, Inc.*                                   638
   13,200      Premisys Communications, Inc.*                           1,069
   50,000      QualComm, Inc.*                                          2,138
   30,000      Shiva Corp.*                                             1,451
   40,000      Spectrian Corp.*                                         1,750
   50,000      Stratacom, Inc.*                                         2,712
   50,000      Tellabs, Inc.*                                           2,225
   16,700      VideoServer, Inc.*                                         754
                                                                     --------
                                                                       37,465
                                                                     --------

               Computer Software & Service (15.2%)
   40,000      Affiliated Computer Services, Inc.*                      1,200
  110,000      Alternative Resources Corp.*                             3,300
   70,000      America Online, Inc.*                                    3,859
   10,100      ArcSys, Inc.*                                              492
   16,800      Astea International Inc.*                                  357
   11,900      CBT Group ADR*                                             539
  170,000      Cheyenne Software, Inc.*                                 3,166
   20,500      Datalogix International, Inc.*                             515
   30,000      Davidson & Associates, Inc.*                             1,590
   41,800      Dendrite International, Inc.*                              679
   10,000      Eagle Point Software Corp.*                                208
   40,000      Electronic Arts, Inc.*                                   1,445
   59,000      Expert Software, Inc.*                                     915
   50,000      Firefox Communications Inc.*                             1,088
   50,000      FTP Software, Inc.*                                      1,450
   10,700      HNC Software, Inc.*                                        259
   12,800      Inference Corp.*                                           189
   40,000      Intuit Inc.*                                             3,450
   20,000      Learning Company*                                          780
   16,900      Maxis, Inc.*                                               585
   80,000      McAfee Associates, Inc.*                                 3,040
   75,000      MySoftware Company*                                        956
   90,000      Netcom On-line Communication Services, Inc.*             3,308
  100,000      NetManage, Inc.*                                         1,913
   17,200      Novadigm, Inc.*                                            357
  115,000      Open Environment Corp.*                                  2,041
   50,000      PeopleSoft, Inc.*                                        3,575
   20,000      Project Software & Development, Inc.*                      535
  100,000      Rational Software Corp.*                                 1,675
   17,000      Seer Technologies, Inc.*                                   357
   60,000      Sierra On-Line, Inc.*                                    2,190
   50,000      Spectrum HoloByte, Inc.*                                   884
   15,700      Spyglass, Inc.*                                            699
   13,400      Tivoli Systems, Inc.*                                      593
  110,000      Transaction Network Services, Inc.*                      2,365
   40,000      Transaction Systems Architects, Inc.*                    1,100
   25,000      Unison Software, Inc.*                                     375
   90,000      Wonderware Corp.*                                        3,397
                                                                     --------
                                                                       55,426
                                                                     --------

               Computer Systems (1.2%)
   26,700      IMNET Systems, Inc.*                                       481
   50,000      Sanmina Corp.*                                           2,400
    6,000      Smartflex Systems, Inc.*                                    72
   30,000      StorMedia, Inc.*                                         1,342
                                                                     --------
                                                                        4,295
                                                                     --------
               Drugs (0.8%)
   60,000      Mylan Laboratories, Inc.                                 1,808
   25,000      Teva Pharmaceutical Industrial Ltd.                        992
                                                                     --------
                                                                        2,800
                                                                     --------
               Electronics - Instrumentation (2.1%)
   38,300      3D Systems Corp.*                                          752
   21,000      AG Associates, Inc.*                                       773
   32,600      Align-Rite International, Inc.*                            554
   55,000      Asyst Technologies, Inc.*                                2,530
   15,800      Integrated Measurement Systems, Inc.*                      229
   40,000      Integrated Silicon Systems, Inc.*                        1,770
   26,000      National Instruments Corp.*                                520
   50,000      PixTech, Inc.*                                             381
                                                                     --------
                                                                        7,509
                                                                     --------
               Electronics - Semi-Conductors (3.7%)
   60,000      Anadigics, Inc.*                                         1,680
   35,000      Integrated Silicon Solution, Inc.*                       2,415
   53,100      MEMC Electronic Materials, Inc.*                         1,600
   40,000      Microchip Technology, Inc.*                              1,540
   31,100      Oak Technology, Inc.                                     1,438
   12,000      Paradigm Technology, Inc.*                                 360
   20,700      SDL, Inc.*                                                 714
   13,400      Telecom Semiconductor, Inc.*                               204
   75,000      TranSwitch Corp.*                                          862
   90,000      VLSI Technology, Inc.*                                   2,666
                                                                     --------
                                                                       13,479
                                                                     --------
               Entertainment (1.0%)
   30,000      Hollywood Entertainment Corp.*                             840
   23,000      Movie Gallery, Inc.*                                       880
   60,000      Regal Cinemas, Inc.*                                     1,957
                                                                     --------
                                                                        3,677
                                                                     --------
               Finance - Consumer (1.6%)
   50,000      Aames Financial Corp.                                    1,050
   63,000      First USA, Inc.                                          2,874
   30,000      General Acceptance Corp.*                                  885
    7,000      Jayhawk Acceptance Corp.*                                   70
   50,000      Mercury Finance Co.                                        988
                                                                     --------
                                                                        5,867
                                                                     --------

               Finance - Real Estate (0.9%)
   70,000      PMI Group, Inc.                                          3,255
                                                                     --------
               Foods (0.6%)
  110,000      Odwalla, Inc.*                                           2,118
                                                                     --------
               Healthcare - Diversified (0.6%)
   50,000      PhyCor, Inc.*                                            2,050
                                                                     --------
               Healthcare - HMO (0.5%)
   50,000      APPS Dental, Inc.*                                       1,038
   40,000      RTW, Inc.*                                                 755
                                                                     --------
                                                                        1,793
                                                                     --------

               Healthcare - Miscellaneous (9.5%)
   50,000      Cerner Corp.*                                            3,081
   65,000      CRA Managed Care, Inc.*                                  1,479
  120,000      Express Scripts, Inc. "A"*                               5,220
  107,500      GMIS, Inc.*                                              1,613
  100,000      HBO & Co.                                                5,525
  150,000      HCIA, Inc.*                                              4,462
   90,000      Medic Computer Systems, Inc.*                            4,005
   50,000      Orthodontic Centers of America, Inc.*                    1,463
   50,000      Pet Practice, Inc.*                                        750
  100,000      Phamis, Inc.*                                            2,925
   50,000      Physician Reliance Network, Inc.*                        1,175
   30,000      Physicians Resource Group, Inc.*                           401
   90,000      Renal Treatment Centers, Inc.*                           2,317
                                                                     --------
                                                                       34,416
                                                                     --------
               Hospitals (1.2%)
   64,800      Community Health Systems, Inc.*                          2,543
  100,000      HEALTHSOUTH Rehabilitation Corp.*                        1,925
                                                                     --------
                                                                        4,468
                                                                     --------
               Hotel/Motel (1.0%)
   30,000      Doubletree Corp.*                                          682
   30,000      Felcor Suite Hotels, Inc.                                  806
   55,000      Red Lion Hotels, Inc.*                                   1,169
   50,000      Studio Plus Hotels, Inc.*                                  975
                                                                     --------
                                                                        3,632
                                                                     --------
               Insurance - Property/Casualty (0.4%)
   50,000      HCC Insurance Holdings, Inc.*                            1,375
                                                                     --------
               Leisure Time (0.4%)
   60,000      West Marine, Inc.*                                       1,620
                                                                     --------
               Manufacturing - Diversified Industries (0.4%)
   70,000      United States Filter Corp.*                              1,488
                                                                     --------
               Medical Products & Supplies (6.1%)
   55,000      AmeriSource Health Corp.*                                1,224
  100,000      Apria Healthcare Group, Inc.*                            3,250
   40,000      Arrow International, Inc.                                1,640
   25,000      Exogen, Inc.*                                              275
  130,000      Gulf South Medical Supply*                               4,127
   41,800      InStent, Inc.*                                             554
  100,000      MiniMed, Inc.*                                           1,125
   70,000      Omnicare, Inc.                                           2,170
   15,000      Rotech Medical Corp.*                                      439
   50,000      Serologicals Corp.*                                        656
   40,000      Spine-Tech, Inc.*                                          480
  100,000      St. Jude Medical, Inc.                                   5,475
  100,000      VidaMed, Inc.*                                             588
                                                                     --------
                                                                       22,003
                                                                     --------
               Nursing Care (0.3%)
   62,000      Pediatric Services of America, Inc.*                     1,132
                                                                     --------
               Office Equipment & Supplies (0.6%)
   90,000      Corporate Express, Inc.*                                 2,284
                                                                     --------
               Oil - Exploration & Production (0.1%)
   51,000      Swift Energy Co.*                                          446
                                                                     --------
               Oil & Gas Drilling (0.6%)
   50,000      Falcon Drilling Co., Inc.*                                 500
   50,000      Sonat Offshore Drilling, Inc.                            1,675
                                                                     --------
                                                                        2,175
                                                                     --------
               Railroads (0.2%)
   25,000      Railtex, Inc.*                                             725
                                                                     --------
               Restaurants (2.7%)
   20,000      Applebee's International, Inc.                             565
   34,200      Logans Roadhouse, Inc.*                                    607
   55,000      Lone Star Steakhouse & Saloon, Inc.*                     2,152
  125,000      Papa John's International, Inc.*                         5,187
   50,000      Rock Bottom Restaurants, Inc.*                           1,288
                                                                     --------
                                                                        9,799
                                                                     --------
               Retail Stores - Specialty (9.9%)
   50,000      Baby Superstore, Inc.*                                   2,387
  100,000      Barnes & Noble, Inc.*                                    3,675
   40,300      Borders Group, Inc.*                                       766
  100,000      Creative Computers, Inc.*                                2,825
  100,000      Fastenal Co.                                             3,350
   60,000      Garden Ridge Corp.*                                      1,815
   60,500      Global DirectMail Corp.*                                 1,513
  100,000      Gymboree Corp.*                                          3,087
  172,500      Just For Feet, Inc.*                                     5,175
  100,000      Nine West Group, Inc.*                                   4,050
  105,000      OfficeMax, Inc.*                                         2,363
  120,000      PETSMART, Inc.*                                          3,450
   40,000      U.S. Office Products Co.*                                  615
   50,000      Williams-Sonoma, Inc.*                                   1,050
                                                                     --------
                                                                       36,121
                                                                     --------
               Shoes (0.3%)
   35,000      Kenneth Cole Productions, Inc.*                          1,190
                                                                     --------
               Specialized Services (2.6%)
  100,000      ACT Manufacturing, Inc.*                                 1,612
   75,000      Business Resource Group*                                   666
   75,000      Computer Learning Centers, Inc.*                           638
  135,000      Performance Systems International, Inc.*                 2,767
   50,000      SITEL Corp.*                                             1,037
  100,000      Telescan, Inc.*                                            775
   40,000      US Order, Inc.*                                            880
   23,900      UUNET Technologies, Inc.*                                1,013
                                                                     --------
                                                                        9,388
                                                                     --------
               Telecommunications (1.3%)
   85,000      Equalnet Holding Corp.*                                  1,424
   48,500      HighwayMaster Communications, Inc.*                        612
   84,300      MIDCOM Communications, Inc.*                             1,349
   52,200      MobileMedia Corp.*                                       1,318
                                                                     --------
                                                                        4,703
                                                                     --------
               Telephones (2.6%)
   90,000      Paging Network, Inc.*                                    3,555
   90,000      ProNet, Inc.*                                            2,486
  100,000      Tele-Matic Corp.*                                        1,250
  110,000      Wholesale Cellular USA, Inc.*                            2,296
                                                                     --------
                                                                        9,587
                                                                     --------
               Textiles - Apparel Manufacturers (3.2%)
   15,000      Fossil, Inc.*                                              383
  133,500      St. John Knits, Inc.                                     6,391
  150,000      Tommy Hilfiger Corp.*                                    4,744
                                                                     --------
                                                                       11,518
                                                                     --------
               Truckers (0.2%)
   43,000      Knight Transportation, Inc.*                               650
                                                                     --------
               Miscellaneous (1.3%)
   40,000      Loewen Group, Inc.                                       1,415
  100,000      Stewart Enterprises, Inc.                                3,262
                                                                     --------
                                                                        4,677
                                                                     --------
               Total common stocks (cost: $240,676)                   349,711
                                                                     --------

                                  Short-Term (5.6%)
   Principal
   Amount                                      Coupon
   (000)                                        Rate      Maturity

             Commercial Paper
 $  5,915    Ford Motor Credit Co.              5.77%     8/02/95       5,914
    7,032    General Motors Acceptance Corp.    5.70      8/01/95       7,032
    5,914    Prudential Funding Corp.           5.68      8/03/95       5,912
    1,286    Sears, Roebuck Acceptance Corp.    5.73      8/01/95       1,286
                                                                     --------
             Total short-term (cost: $20,144)                          20,144
                                                                     --------
             Total investments (cost: $260,820)                      $369,855
                                                                     ========

-------------------
*Non-income producing.


Aggressive Growth Fund
Notes to Portfolio of Investments

July 31, 1995


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.




Aggressive Growth Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995
Net investment income:
   Income:
        Dividends                	                              $   581
        Interest                                                        1,075
                                                                     --------
             Total income                                               1,656
                                                                     --------
   Expenses:
        Management fees                                                 1,344
        Transfer agent's fees                                             731
        Custodian's fees                                                  135
        Postage                                                           102
        Shareholder reporting fees                                         41
        Directors' fees                                                     3
        Registration fees                                                  38
        Audit fees                                                         30
        Legal fees                                                          5
        Other                                                              27
                                                                     --------
             Total expenses                                             2,456
                                                                     --------
                  Net investment loss                                    (800)
                                                                     --------
Net realized and unrealized gain on investments:
   Net realized gain on:
        Investments                                                    21,824
        Capital gain distributions of closed-end funds                    509
   Change in net unrealized appreciation/depreciation of investments  101,239
                                                                     --------
                  Net realized and unrealized gain                    123,572
                                                                     --------
Increase in net assets resulting from operations                     $122,772
                                                                     ========

See accompanying notes to financial statements.

Aggressive Growth Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994


                                                         1995         1994

From operations:
   Net investment loss                               $    (800)    $     (230)
   Net realized gain on investments                     21,824         13,447
   Net realized gain on capital gain distributions
     of closed-end funds                                   509            -
   Change in net unrealized appreciation/depreciation
     of investments                                    101,239        (32,308)

     Increase (decrease) in net assets resulting
       from operations                                 122,772        (19,091)

Distributions to shareholders from:
   Net investment income                                 -               (277)

   Net realized gains                                  (22,048)       (16,824)

From capital share transactions:
   Shares sold                                          85,382         71,436
   Shares issued for dividends reinvested               21,904         16,908
   Shares redeemed                                     (93,573)       (80,397)

        Increase in net assets from capital
          share transactions                            13,713          7,947

Net increase (decrease) in net assets                  114,437        (28,245)
Net assets:
   Beginning of period                                 248,953        277,198

   End of period                                     $ 363,390     $  248,953

Undistributed net investment income (loss)
included in net assets:
   Beginning of period                               $      (5)    $      257

   End of period                                     $      (5)    $       (5)

Change in shares outstanding:
   Shares sold                                           4,378          3,663
   Shares issued for dividends reinvested                1,197            877
   Shares redeemed                                      (4,766)        (4,100)

        Increase in shares outstanding                     809             440

Authorized shares of $.01 par value                     25,000          25,000

See accompanying notes to financial statements.

Aggressive Growth Fund
Notes to Financial Statements
(In Thousands)

July 31, 1995

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Aggressive Growth Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated net investment loss and accumulated net realized gain on investments by $800.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis.
Discounts and premiums on short-term securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement will bear interest at
 .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended July 31, 1995.

(3) Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. Distributions of a short-term capital gain of $.7952 per share and a long-term capital gain of $.0436 per share, declared and paid in September 1995, are not reflected in the accompanying financial statements.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1995 were $374,282 and $373,398, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $112,665 and $3,630, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200,000, .40% of that portion over $200,000 but not over $300,000, and .33% of the portion over $300,000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is wholly owned by United Services Automobile Association (the Association), a large diversified financial services institution. At July 31, 1995, the Association and its affiliates owned 2,131 shares (14.4%) of the Fund.


(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:



                                                 Ten-Month
                              Year Ended         Period Ended
                                July 31,           July 31,                      Year Ended September 30,
                                 1995               1994             1993              1992             1991

Net asset value at
   beginning of period         $  17.74          $  20.40          $  18.85          $  20.60          $  12.34
Net investment income (loss)       (.05)(b)          (.02)(b)           .02              (.01)(b)           .03
Net realized and
   unrealized gain (loss)          8.35             (1.37)             3.67             (1.73)             8.33
Distributions from net
   investment income                 _               (.02)               _               (.01)             (.10)
Distributions of realized
   capital gains                  (1.55)            (1.25)            (2.14)               _                 _

Net asset value at
   end of period               $  24.49          $  17.74          $  20.40          $  18.85          $  20.60

Total return (%) *                49.98             (7.31)            21.32             (8.45)            68.22
Net assets at
   end of period (000)         $ 363,390         $248,953          $ 277,198         $234,967          $208,084
Ratio of expenses to
   average net assets (%)            .86              .83(a)             .86              .82               .87
Ratio of net investment
   income (loss) to
   average net assets (%)           (.28)            (.10)(a)            .10             (.05)              .17
Portfolio turnover (%)            138.32            98.99             113.01            74.08             50.12


-------------------
(a)  Annualized.  The ratio is not necessarily indicative of 12 months of operations.

(b)  Calculated using weighted average shares.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.